Supplement to the Service and Standard Class Prospectuses
                                     for the
                    Lincoln Variable Insurance Products Trust
                              Dated April 30, 2008
             as Supplemented October 23, 2008, and February 13, 2009


                             LVIP Money Market Fund

Lincoln Financial Distributors, Inc. (LFD) and Lincoln Investment Advisors Corporation (LIAC) have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. These voluntary waivers and reimbursements may be modified or terminated at any time, and are subject to future recapture by LFD and LIAC. There is no guarantee that the fund will be able to avoid a negative yield.


Dated February 20, 2009



                 Please keep this Supplement with your records.